Second Sight

NASDAQ: EYES



Enriching the lives of the blind

September 2017

Forward Looking Statements

This presentation contains certain forward-looking information about Second Sight that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “strong,” “up coming,” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding our ability to successfully develop and commercialize our products; our ability to expand our long-term business opportunities; financial projections and estimates and their underlying assumptions; and future performance.

In this document, we refer to information regarding potential markets for products and other industry data. We believe that all such information has been obtained from reliable sources that are customarily relied upon by companies in our industry. However, we have not independently verified any such information.

Forward-looking statements may address the following subjects among others: expected products, applications, customers, technologies and performance, coverage and insurance reimbursements, results of clinical studies, success of research and development and our expectations concerning our business strategy. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including those risks and uncertainties referred to in the Risk Factors and in Management's Discussion and Analysis of Financial Condition and Results of Operations sections of our Annual Report on Form 10-K as filed on March 16, 2017 and our other reports filed from time to time with the Securities and Exchange Commission. The audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

Second Sight Medical Products, Inc.

NASDAQ: EYES



We have created an implantable prosthesis that enables useful vision and a higher quality of life

Restoring Vision With Neurostimulation

Worlds First Bionic Eye

- Neurostimulation platform
- Addresses multiple forms of blindness
- Demonstrated clinical benefit
- **410+ issued patents**

Large Market Opportunity

- **8M blind from otherwise untreatable forms of blindness**
- Current indication: NLP/BLP Retinitis Pigmentosa
- Targets: AMD & all otherwise untreatable forms of blindness


Technology Leadership
Attractive Market
Regulatory Approvals
Favorably Reimbursed

Currently Available

- **Regulatory clearance in U.S., E.U. & other key markets**
- 250+ patients treated
- Clinical studies ongoing
- Planned for additional clinical indications

Reimbursed

- **Medicare coverage in 28 states**
- **Reimbursed in Germany, Italy, UK, and France (4 of the 5 largest European device markets)**
- U.S. reimbursement codes & outpatient rate established for 2017 (prelim 2018)

Video: Bionic Eye Gives Sight to the Blind


WIRING
THE WORLD

http://www.bloomberg.com/news/videos/2015-05-21/bionic-eyes-give-second-sight-to-the-blind

Large Targeted Patient Population: 8+ Million


0.4M
2.0M
5.8M

Total Targeted Patient Population: ~8.2M

End-Stage Retinitis Pigmentosa (<0.2M)
- Bare light or no light perception (completely blind)
- Argus II® commercially available

Legally Blind RP Population
- Broader population with less vision loss
- Next-gen Argus platform: software changes

Age-Related Macular Degeneration (AMD)
- Clinical trial in dry AMD underway in U.K.

Other Forms of Untreatable Blindness
- Eye trauma, optic nerve disease & other causes
- Feasibility study begins in second half of 2017

ARGUS II Technology

Functional vision restored by bypassing the damaged part of the retina to send visual signals to the healthy retinal cells


Transmitter
Camera
Cable to video processor
Receiver
Electrodes
Optic nerve

1. Using a camera housed in a patient's glasses, images are collected and converted into a series of small electrical pulses.
2. These pulses are transmitted wirelessly to an electrode array on the surface of the retina.
3. These pulses stimulate the remaining cells in the retina, resulting in the perception of patterns of light in the brain.

Patient Populations for ARGUS II



400,000 legally blind worldwide from Retinitis Pigmentosa (RP)

RP is an inherited genetic disorder that causes peripheral vision loss. People with RP typically lose all functional vision between the ages of 40 or 50.



2 million legally blind worldwide from Age-Related Macular Degeneration (AMD)

AMD causes loss of central vision and progresses to blindness. The patient population could potentially increase 2-3x its current size in the future.

Orion Technology – Our Next Generation

Breakthrough Orion platform bypasses the damaged eye and/or optic nerve to send visual signals directly to the brain





1. The Orion is built on the Argus II platform leveraging decades of research
2. Camera housed in a patient's glasses collects images and converts into a series of small electrical pulses
3. These pulses are transmitted wirelessly to an electrode array on the surface of the brain, bypassing the eye and the optic nerve.
4. These pulses stimulate the visual cortex, resulting in the perception of patterns of light in the brain.

- The addressable market for Orion is an order of magnitude larger than for Argus II, with no other solutions available -

Patient Populations for Orion



Almost 6 million legally blind worldwide from other forms of untreatable blindness

Other diseases including glaucoma, diabetic retinopathy and eye trauma may render the eye or optic nerve nonfunctional and ultimately result in a complete loss of vision.

Chronic Visual Cortical Stimulation using "Off the Shelf" Device

Second Sight sponsored a clinical trial at UCLA which was announced Q4 2016

- 30 year old with an 8 year history of bare light perception blindness


RNS® Neurostimulator
Cortical Strip Lead
Depth Lead

Methods:
Implantation of a Neurostimulator device with 2 parallel 4-contact leads implanted over the right medial occipital lobe.

Systematic manipulation of stimulation intensity, pulse width, frequency, and site of stimulation using laptop-based software.

Results:
All eight contacts produced phosphenes.

No serious adverse events.

Stimulation Thresholds Are Stable Over 7 Months


C11
C12
C13
C14
C21
C22
C23
C24
month 1
month 7
Amplitude (mA)
Frequency (Hz)
0
1
2
3
4
5
50
100

FDA has approved initial Orion clinical trial

Up to 5 bare light perception blind patients in 2 centers

- UCLA - University of California - LA
- Baylor College of Medicine, Houston



A third center is planned in Europe pending European Regulatory Approval.

Feasibility Study with multiple safety and utility endpoints.



The FDA has also requested that the Company conduct additional device testing and address outstanding questions. Second Sight has 45 days to respond to FDA's requests.

Established Technology Leadership

Pioneering Technology


United States Patent

- 410 patents issued
- 99 patents pending

Groundbreaking Research


Five-Year Safety and Performance Results from the Argus II Retinal Prosthesis System Clinical Trial

- 75+ scientific publications
- 6 clinical & post-approval studies
- Demonstrated benefit out to ~10 years post-implant

Recognized Leadership

CNN
The CNN 10: Inventions Of 2013

TIME
The 25 Best Inventions of 2013

POPULAR SCIENCE
2013 Innovation of the Year


NATIONAL GEOGRAPHIC
The End of Blindness

Cleveland Clinic
Top Medical Innovation of 2014

WORLD ECONOMIC FORUM
Technology Pioneer 2014

50 SMARTEST COMPANIES
The 50 Smartest Companies for 2014

- Numerous innovation awards
- Coverage in all major countries and US media markets

Established Technology Leadership

CUMULATIVE TOTAL COMMERCIAL IMPLANTS BY QUARTER AND BY YEAR [EX. PRE-COMMERCIAL IMPLANTS]:



200
150
100
50
0
3
6
9
11
18
22
26
31
40
46
49
54
69
88
108
123
144
154
165
179
186
200
219
2012
2013
2014
2015
2016
2017
Second Sight

Neurostimulation Emerges as First Effective Treatment for Blindness

Significant first mover advantage – Currently the only reimbursed treatment for blindness

Retinal Prosthesis Competitors	CE Mark	Widely Reimbursed in Europe	FDA Approved	Reimbursed in USA
Second Sight, Argus® II	✓	✓	✓	✓
Retina implant (Germany)	✓	✗	✗	✗
Pixium Vision (France)	✓	✗	✗	✗
Nidek Co., Ltd. (Japan)	✗	✗	✗	✗
Bionic Vision Technologies (Australia)	✗	✗	✗	✗
NanoRetina (Israel)	✗	✗	✗	✗
Other Therapies	**CE Mark**	**Widely Reimbursed in Europe**	**FDA Approved**	**Reimbursed in USA**
Stem Cells	✗	✗	✗	✗
Gene Therapy	✗	✗	✗	✗
Opto-Genetics	✗	✗	✗	✗
Transplant	✗	✗	✗	✗

Expanding Reimbursement Coverage

	Achievements-to-Date	What's Next?
US	• 7 of 12 MAC* jurisdictions (~62% of US population) with positive coverage decision • Attained new CPT codes for initial programming and reprogramming of Argus II • $150k reimbursement rate set for 2017	• Continue coverage expansion to remaining MAC jurisdictions • Maintain high success rate of prior authorization approvals for Medicare Advantage & commercial patients
EU / UK	• Coverage in England under "Commissioning through Evaluation" program • Coverage in Germany under NUB (innovation funding) program • Coverage in France under "Forfait Innovation" program • Reimbursement in a key region of Italy	• Enroll 10 patient post-market study in UK under Commissioning through Evaluation (CtE) program • Inclusion in standard payment system in France and Germany • Pursuing reimbursement in Belgium and Turkey • Pursuing reimbursement in additional regions of Italy

Goal: to offer Argus II to more patients/candidates worldwide

* Medicare Administrative Contractor (MAC)

2017 Key Strategic Objectives

Building a Foundation for Long-Term Growth







Validate revised Centers of Excellence commercial model in U.S. in order to drive adoption

Demonstrate the ability to treat better-sighted RP patients in order to expand our treatable population beyond end stage RP patients

Implant Orion in humans, creating the opportunity to treat up to 6 million blind individuals worldwide who today have no options

Eliminating Blindness with Neurostimulation Therapy

Strengthening Centers of Excellence

Goal Partner with leading medical institutions to establish a network of high-quality surgical centers that are capable of treating a higher volume of patients

- Full reimbursement for all device & procedure costs of $150K in 2017. Prelim rate in 2018 of $122K.
- Post-surgery programming CPT codes coming in July 2017

- Focused regional patient outreach
- Upgraded screening criteria
- Strategic geographic locations


Financial
Patient Recruitment
Center of Excellence
Patient Support & Rehab
Post Surgery Programming

Builds foundation for future applications (AMD & Cortical indications)

- Focused rehab program that incorporates best practices
- Utilize rehab specialists with certification-level training

- Reduced programming time
- Simplified programming procedure

Treating Better-Sighted Patients with Argus II Enhancements



Clinical Testing of Current Argus II Technology in Better-Sighted RP Patients

Clinical Testing of Argus II Enhancements in Better-Sighted RP & AMD Patients

- New external components for streamlined appearance
- Software improvements for advanced image processing
- Improved retinal stimulation



Expanding into Potential 5.8M Patient Market with Orion



Leverage existing Argus II technology



Bypass the optic nerve and directly stimulate the visual cortex



Animal implants explanted & histology complete



First in human feasibility assessment complete (n=1) with positive outcomes

- 30 year old female patient
- Neuropace RNS System
  (approved to treat epilepsy)
- Eight electrodes implanted
- Results showed each electrode generated a perceptible spot of light
- No serious adverse events



Begin US feasibility study in second half 2017

Select Financials

(USD $ in Thousands)	Q2 2017	Q2 2016	FY 2016	FY 2015
Implants	19	11	42	75
Revenue	$2,236	$1,037	$3,985	$8,950
Gross Profit (Loss)	1,109	(2,204)	(6,091)	3,657
Net Loss	(6,843)	(8,504)	(33,179)	(20,018)
Non-GAAP Adjusted Net Loss*	(6,586)	(6,197)	(24,812)	(17,007)

(USD $ in Thousands)	Jun 30, 2017	Dec 31, 2016	Dec 31, 2015
Cash, cash equivalents & investments	$18,129	$10,875	$15,960
Outstanding Debt	$0	$0	$0

*Non-GAAP adjusted net loss excludes non-cash expenses including stock-based compensation and reserve for excess inventory.

A Better Way of Life for Patients

Improved Orientation and Mobility

Significant Improvement in Quality of Life



Greater Independence

Enhanced Connection to Loved Ones

Second Sight Investment Highlights

Technology Leadership

- First and only treatment approved for sale in the US, EU, Saudi Arabia, Turkey and Canada
- Robust IP portfolio with 500+ patents issued and pending; Over $200M invested to date
- Significant first mover advantage with 5+ year lead over any other therapeutic option in U.S.

Large Market Opportunity

- RP, AMD and other untreatable forms of blindness totaling an estimated 8+ million people
- Significant unmet clinical need with proven clinical benefit

Increased Adoption of Argus II in 2017

- Centers of Excellence commercial model
- Technology enhancements to broaden RP target to better-sighted patients

Established Reimbursement in U.S. and Europe

- 2017 established rate of $150K in U.S. with coverage in 28 states, or 62% of U.S. population (2018 preliminary rate of $122K in U.S.)
- CPT codes to be established in July 2017 for post-surgery programming
- Reimbursed in 4 of 5 biggest European markets - Germany, Italy, France and UK

Robust R&D pipeline

- Argus II improvements to advance performance and expand markets
- The Orion platform represents a breakthrough for untreatable forms of blindness, and will be ready for clinical study in 2H 2017

Contacts

Second Sight Medical Products, Inc.
12744 San Fernando Road
Suite 400
Sylmar, CA 91342
Main: 818-833-5000
www.secondsight.com

Robert Greenberg MD, PhD
Chairman
Direct: 818-833-5050
bob@secondsight.com

Retail Investor Relations
Greg Falesnik
Managing Director
MZ North America
Direct: 949-385-6449
Greg.Falesnik@mzgroup.us

Institutional Investor Relations
Lisa Wilson
President
In-Site Communications, Inc.
Direct: 212-452-2793
lwilson@insitecony.com